SCHEDULE 14A
INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a)
of the Securities Exchange Act of 1934
(Amendment No. )

Filed by the Registrant	[ ]
Filed by a party other than the Registrant	[ ]
Check the appropriate box:
[ ]	Preliminary Proxy Statement
[ ]	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
[X]	Definitive Proxy Statement
[ ]	Definitive Additional Materials
[ ]	Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12

MERCHANTS BANCSHARES, INC.
(Name of Registrant as Specified in Its Charter)

_______________________________________________
(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):
[X]	No fee required
[ ]	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.
	(1)	Title of each class of securities to which transaction applies: _____________________________
	(2)	Aggregate number of securities to which transaction applies: _____________________________
(3)

Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

_____________________________

	(4)	Proposed maximum aggregate value of transaction:_____________________________
	(5)	Total fee paid: _____________________________
	[ ]	Fee paid previously with preliminary materials.
[ ]

Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

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	(4)	Date Filed: _____________________________

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MERCHANTS BANCSHARES, INC.

275 Kennedy Drive

South Burlington, Vermont 05403

(802) 658-3400

NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

To Be Held on April 27, 2004

      Notice is hereby given that the annual meeting of shareholders of Merchants Bancshares, Inc., ("Merchants") a Delaware Corporation, will be held at the Clarion Hotel & Conference Center, 1117 Williston Road, South Burlington, Vermont, on Tuesday, April 27, 2004, at 10 a.m. for the following purposes:

1.	To elect four directors of Merchants, each of whom will serve for a three-year term.

2.	To transact any other business as may properly come before the meeting or at any adjournments of the meeting.

      The close of business on March 3, 2004, has been fixed as the record date for determination of shareholders entitled to notice of, and to vote at, the annual meeting. Merchants' Bylaws require that the holders of a majority in interest of all stock issued, outstanding and entitled to vote be present in person or represented by proxy at the annual meeting in order to constitute a quorum for the transaction of business.

By order of the Board of Directors,

	/s/ Raymond C. Pecor, Jr.	/s/ Joseph L. Boutin
	Raymond C. Pecor, Jr.	Joseph L. Boutin
	Chairman of the	President and
	Board of Directors	Chief Executive Officer

South Burlington, Vermont
March 19, 2004

PROXY STATEMENT

MERCHANTS BANCSHARES, INC.

275 Kennedy Drive

South Burlington, Vermont 05403

ANNUAL MEETING OF SHAREHOLDERS

April 27, 2004

GENERAL INFORMATION

      This Proxy Statement is furnished in connection with the solicitation of proxies to be used at the annual meeting of shareholders of Merchants Bancshares, Inc. ("Merchants"), to be held on April 27, 2004, and at any adjournments of the meeting. Merchants' Board of Directors has fixed March 3, 2004, as the record date for determining those shareholders of Merchants entitled to receive notice of, and to vote at, the annual meeting. Only shareholders of record at the close of business on March 3, 2004, will be entitled to vote at the annual meeting. This Proxy Statement and the accompanying proxy card are first being mailed or given to holders of Merchants' Common Stock, par value $0.01 per share (the "Common Stock"), on or about March 19, 2004.

      Proxies in the form enclosed are solicited by Merchants' Board of Directors. Any proxy, if received in time for voting and not revoked, will be voted at the annual meeting in accordance with the shareholder's instructions on the proxy card. If no instructions are given on the proxy card, the proxy will be voted FOR the election, as directors, of the nominees named in this Proxy Statement and upon such other business as may properly come before the meeting in the appointed proxies' discretion. At present, management knows of no additional matters to be presented at the annual meeting, but if other matters are presented, the persons named in the proxy card and acting under the proxy card will vote or refrain from voting in accordance with their best judgment pursuant to the discretionary authority conferred by the proxy.

A proxy may be revoked at any time prior to its exercise-

(i) by submitting a written notice revoking that proxy, addressed to Rosemary Walker, Corporate Secretary of Merchants, at Merchants' principal administrative office, or

(ii) in an open meeting prior to the taking of a vote

      Any shareholder entitled to vote at the annual meeting may attend the annual meeting and vote in person on any matter presented for a vote to Merchants' shareholders at the annual meeting, whether or not that shareholder has previously given a proxy.

      Solicitation of proxies will be made initially by mail. Proxies may also be solicited personally, by telephone, e-mail or by facsimile transmission by the directors, officers and other employees of Merchants or of Merchants' principal subsidiary, Merchants Bank. Merchants will bear all costs and expenses incurred in connection with this solicitation, including the cost of printing and mailing these proxy materials and the expenses, charges and fees of brokers, custodians, nominees and other fiduciaries who, at the request of Merchants' management, mail material to, or otherwise communicate with, the beneficial owners of the shares of the Common Stock held of record by those brokers, custodians, nominees or other fiduciaries.


      Written notice of the results of the voting at the annual meeting or adjournments of the meeting will not be mailed to shareholders, but will be available upon request, without charge. Merchants maintains its principal administrative offices at 275 Kennedy Drive, South Burlington, Vermont 05403, and the telephone number is (802) 658-3400.

      As of March 3, 2004, the record date for the annual meeting, there were 6,218,051 shares of Common Stock outstanding, all of which will be entitled to vote at the annual meeting. Fractional shares will not be entitled to be voted, but each full share of Common Stock entitles the holder of that share to one vote on all matters properly brought before the annual meeting. At present, the Common Stock is the only class of Merchants' capital stock that is issued and outstanding.

      The following table provides information regarding persons or organizations believed by Merchants to be the beneficial owners of more than five percent (5%) of the outstanding shares of Common Stock as of March 3, 2004, the record date for the annual meeting.

	Amount and Nature
	of Beneficial	Percent of	Notes of
Name of Beneficial Owner	Ownership (1)	Class	Explanation

General Educational Fund	533,885	9%

Merchants Bank 401(k) Employee
Stock Ownership Plan	534,395	9%	(2)

Charles A. Davis	417,298	7%	(3)

Notes of Explanation
(1)

In accordance with Rule 13d-3 under the Securities Exchange Act of 1934, shares of Common Stock are shown as beneficially owned if the person named in the table has or shares the power to vote or to direct the voting of, or the power to dispose or to direct the disposition of, those shares. Inclusion of shares in the table does not necessarily mean that the persons named have any economic or voting interest in shares set opposite their respective names.

(2)

Information has been obtained from a Schedule 13G, dated February 13, 2004, and filed by Merchants' 401(k) Employee Stock Ownership Plan with the Securities and Exchange Commission. While 401(k) Employee Stock Ownership Plan participants have the right to designate how shares allocated to their respective accounts are to be voted, the Plan Administration Committee of the Plan is authorized to vote the shares for which no designation is made by participants. Certain officers of Merchants are members of the Plan Administration Committee.

(3)

Includes (i) 4,184 shares held in trust for Mr. Davis' two sons; (ii) 5,860 shares held directly by Mr. Davis' two sons; (iii) 15,787 shares held by Mr. Davis as trustee of the Charles and Marna Davis Foundation; and, (iv) 14,664 shares owned by Mr. Davis' spouse.

___________________________

ELECTION OF DIRECTORS

(Proposal Number 1)

      Merchants' Bylaws stipulate that the business and affairs of Merchants are to be managed by a Board of Directors, which is to consist of not less than nine nor more than twenty-one individuals divided into three classes as nearly equal in size as possible.

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      At a meeting held on February 19, 2004, Merchants' Board of Directors unanimously voted to fix the number of directors at ten, and to introduce for adoption at the annual meeting the following resolution:

RESOLVED:

That Raymond C. Pecor, Jr., Patrick S. Robins and Jeffrey L. Davis be re-elected to serve as Class II directors of Merchants Bancshares, Inc., each for a three-year term expiring on the date of the annual meeting of shareholders in 2007, and until their successors are duly elected and qualified in accordance with Merchants' Bylaws.

RESOLVED:

That Bruce M. Lisman be elected to serve as a Class II director of Merchants Bancshares, Inc., for a three-year term expiring on the date of the annual meeting of shareholders in 2007, and until his successor is duly elected and qualified in accordance with Merchants' Bylaws.

Nominees for Directors of Merchants

      At the date of this Proxy Statement, the Board of Directors of Merchants consists of nine members, eight of whom are non-employee directors. The Board is divided into three classes with three-year terms. The terms are staggered so that the term of one class expires at each annual meeting of Merchants shareholders. A majority of the members of Merchants Board are independent directors. Merchants' President and Chief Executive Officer is the only director who is an employee of Merchants.

      The following table sets forth the names and addresses of the four nominees for election to Merchants' Board, their principal occupations, ages and periods of service as Merchants directors. Information regarding their ownership of shares of Common Stock as of March 3, 2004, the record date of the annual meeting, may be found at "Security Ownership of Certain Beneficial Owners and Management".

The Class II Nominees have been nominated for a three-year term expiring on the date of Merchants annual meeting of shareholders in 2007.

			Principal	Director of
Class	Name	Age	Occupation	Merchants Since

II	Raymond C. Pecor, Jr.	64	Chairman	1984
			Lake Champlain Transportation Company
			Burlington, VT

II	Patrick S. Robins	65	Chairman	1984
			Symquest Group, Inc.
			South Burlington, VT

II	Jeffrey L. Davis	50	President	1993
			J. L. Davis, Inc.
			Burlington, VT

II	Bruce M. Lisman	56	Sr. Managing Director	N/A
			Bear Stearns Companies
			New York, NY


      Raymond C. Pecor, Jr. has been a director of Merchants since 1984 and has served as Chairman of the Board of Directors of Merchants since July 1996. He has been a director of Merchants Bank since 1978. He is the Chairman of Lake Champlain Transportation Company, and has entrepreneurial interests in other companies and developments, including the Vermont Expos and Ottawa Lynx professional baseball teams. He is a trustee of Merchants Trust Company and a trustee of the University of Vermont, Burlington, Vermont.

      Patrick S. Robins has served as a director of Merchants since 1984 and a director of Merchants Bank since 1974. He is the Chairman of Symquest Group, Inc., a company specializing in computer education and services and facsimile and copier machine services. He is a trustee of Merchants Trust Company and a director of Lake Champlain Transportation Company.

      Jeffrey L. Davis has served as a director of Merchants and Merchants Bank since 1993. He is President of J.L. Davis, Inc., a construction and development firm, and President of Taft Corners Associates, a development firm. He is a trustee of Merchants Trust Company and a past president of the Vermont Special Olympics.

      Bruce M. Lisman is a Senior Managing Director of Bear Stearns Companies. He is a trustee of the University of Vermont, and its immediate past Chair. He also serves on the boards of the Hewitt School, the Inter School Orchestra, the Shelburne Museum and National Life Group.

      If any nominee(s) is unable to serve or should decline to serve at the time of the annual meeting, the discretionary authority provided in the proxies may be exercised to vote for a substitute(s), who would be designated by Merchants' Board of Directors, and would be elected to the same class(es) as the nominee(s) for whom he/she is substituted. Neither Merchants' Bylaws nor any applicable law restricts the nomination of other individuals to serve as directors, and any shareholder present at the annual meeting may nominate another candidate. Unless authority to do so has been withheld or limited in the proxy, it is the intention of the persons named in the proxy to vote the shares represented by the proxy against any such other candidates not designated by Merchants' Board of Directors.

      An affirmative vote of a majority of the shares of Common Stock represented in person or by proxy at the annual meeting is necessary for the election of the individuals named above. There is no cumulative voting in elections of directors of Merchants. Unless otherwise specified, proxies will be voted in favor of the four nominees described above.

The Merchants Board of Directors recommends that shareholders vote "FOR" the election of each of Raymond C. Pecor, Jr., Patrick S. Robins, Jeffrey L. Davis and Bruce M. Lisman for a three-year term.

Continuing Directors

      The following table sets forth certain information about those directors whose terms of office do not expire at the annual meeting and who consequently are not nominees for re-election at the annual meeting.

				Director of	Term of
				Merchants	Office Will
Class	Name	Age	Principal Occupation	Since	Expire

I	Joseph L. Boutin	56	President and CEO	1994	2006
			Merchants and Merchants Bank
			South Burlington, VT

I	Peter A. Bouyea	56	Retired	1994	2006
			South Burlington, VT

I	Charles A. Davis	54	President & CEO	1985	2006
			MMC Capital, Inc.
			Greenwich, CT

III	Lorilee A. Lawton	56	Co-owner & Treasurer	2003	2005
			Firetech Sprinkler Corporation
			Colchester, VT

III	Michael G. Furlong	53	Attorney	1991	2005
			Sheehey Furlong & Behm P.C.
			Burlington, VT

III	Robert A. Skiff, Ph.D.	61	Headmaster	1984	2005
			Vermont Commons School
			Burlington, VT

Peter A. Bouyea was formerly a consultant to the baking industry; he is now retired. Each of the other directors have been employed during the past five years in his/her respective position.

Merchants Bank Directors

      All of the above-named directors, except Charles A. Davis, are also directors of Merchants Bank. In addition to the above-named directors, Carole A. Ziter and Scott F. Boardman are directors of Merchants Bank. Ms. Ziter, who is 61 years old, is past president of Sweet Energy, a mail order food company, located in Colchester, Vermont. Mr. Boardman, who is 44 years old, is President of Hickok & Boardman, Inc. an insurance agency, located in Burlington, Vermont. Shareholders will not be voting on directors of Merchants Bank at the annual meeting.

Other Information about the Board and its Committees

Attendance of Directors

During 2003 seven meetings of the Merchants Board of Directors were held. Charles A. Davis attended less than seventy-five percent of the meetings.


      The 2002 annual meeting was held on April 29, 2003. Directors present were: Raymond C. Pecor Jr., Chair, Joseph L. Boutin, Jeffrey L. Davis, Michael G. Furlong, Lorilee A. Lawton, Patrick S. Robins and Robert A. Skiff.

Compensation of Directors

Only directors of Merchants and Merchants Bank who were not officers or employees of Merchants or Merchants Bank received fees in 2003.

      During 2003 directors of Merchants received a $4,000 annual retainer, paid in $1,000 quarterly installments. In addition, directors received an attendance fee for every meeting attended of $500, unless a Merchants board meeting was held on the same day with a regular meeting of the Merchants Bank board, in which case they were paid $250. Committee members were paid $250 for each committee meeting attended, unless the committee meeting was held on the same day as a regular meeting of Merchants board, in which case the fee applicable to committee meeting attendance was $125. Directors who served as chairpersons on a committee received $1,000, paid in quarterly installments.

      During 2003, all Merchants Bank directors were paid an $8,000 annual retainer, paid in $2,000 quarterly installments, plus $500 for each Merchants Bank board meeting attended. The chairperson of Merchants Bank's Board received a $5,000 annual retainer, paid in quarterly installments. Directors who served as chairpersons on a committee received $1,000 paid in quarterly installments. Committee members were paid $250 for each committee meeting attended, unless the committee meeting was held simultaneously with a regular meeting of the Merchants Bank Board, in which case the fee applicable to committee meeting attendance was $125.

      In 1997, Merchants Board of Directors and shareholders voted to adopt the Merchants Bancshares, Inc. 1996 Compensation Plan for Non-Employee Directors. The plan permits non-employee directors of both Merchants and Merchants Bank to defer receipt of their annual retainer and meeting fees by receiving those fees in the form of restricted shares of Merchants' Common Stock. If a participating director elects to have all or a specified percentage of his or her compensation for a given year deferred in shares of Common Stock, that director is credited with a number of shares of Common Stock equal in value to up to 125% of the amount deferred. The additional value represents a "risk premium", which takes into account that director's commitment to the value of Common Stock over the deferral period, as well as the risk of forfeiture under certain circumstances; the risk premium level has been set at 20% since the inception of the Plan.

Committees of the Boards of Directors

      Merchants' Board of Directors has designated the following committees, all of which also serve as the committees of the Merchants Bank Board: an Audit Committee, a Nominating and Governance Committee and a Shareholder Value Committee; the composition and objectives of each committee are described below. Merchants' Board continues to review its committees and the independence and qualifications of its current committee members in light of changes required under the Sarbanes-Oxley Act and by the Securities and Exchange Commission and the NASDAQ Stock Market.

      A majority of the members of Merchants' Board have been determined by Merchants' Board of Directors to be independent directors within the meaning of Rule 4200(a)(15) of the National Association of Securities Dealers' listing standards. Merchants' President and Chief Executive Officer is the only director who is an employee of Merchants.

Audit Committee

      As described in the attached Audit Committee's Charter, a copy of which is available on Merchants' website at www.mbvt.com, the primary function of the Audit Committee, as delegated by the Board of Directors, is to promote quality and reliable financial reporting and adequate and effective internal controls for Merchants and its subsidiaries, including Merchants Bank and its subsidiary, Merchants Trust Company. It promotes the adequacy, independence and objectivity of the internal and external audit and loan review functions and the effective identification and management of risks throughout the organization. The Audit Committee is to assist the Board in overseeing the integrity of Merchants' financial statements, Merchants' compliance with legal and regulatory requirements, the external auditor's performance, qualifications and independence, and the performance of Merchants' internal audit function. In doing so, it is the goal of the Audit Committee to maintain free and open communication among the Audit Committee, external auditors, and management of Merchants.

      The Audit Committee currently consists of three members: Peter A. Bouyea, Chair, Jeffrey L. Davis and Lorilee A. Lawton. Each member of the Audit Committee is an "independent" director as currently defined in Rule 4350(d)(2) of the National Association of Securities Dealers' listing standards and the Sarbanes-Oxley Act of 2002. Merchants has not relied on exemptions for Audit Committee independence requirements contained in the Securities and Exchange Act Rule 10(A)(3). The members of Merchants' Audit Committee have extensive business and financial experience and a good understanding of financial statements including Merchants' balance sheet, income statement, cash flow statement and its quarterly and annual reports on Forms 10-Q and 10-K and related financial statements and disclosures. Merchants' Audit Committee has a member, Ms. Lorilee Lawton, who qualifies as "financially sophisticated" within the meaning of Rule 4350(d)(2) of the National Association of Securities Dealer's listing standards. Ms. Lawton has a Bachelor of Science Degree in Accounting, experience as a senior accountant at a Fortune 500 Company and has served as the owner and chief financial officer of two companies she founded and expanded. Merchants' Audit Committee does not currently have a financial expert as defined in Item 401(h) of Regulation S-K. Merchants is conducting a search for a director with the appropriate qualifications and expects to have a financial expert on the board by the end of 2004.

      The Audit Committee meets with Merchants' external and internal auditors and principal financial personnel to review quarterly financial results and the results of the annual audit (including executive sessions). The Audit Committee held eight meetings in fiscal year 2003. The Audit Committee reviews and approves annual external auditor engagement plans, scopes and fees. The Audit Committee approves all fees and terms related to the annual independent audit and subsequent variations thereof, as well as all permissible non-audit engagements of the external auditors; 2.3% of non-audit services were approved by the Audit Committee in 2003; none were approved in 2002. The Audit Committee pre-approves all audit and permissible non-audit services to be performed for Merchants by the external auditors, giving effect to the "de minimis" exception for non-audit services set forth in Section 10A(a)(i)(1)(B) of the Exchange Act.

Nominating and Governance Committee

      The HR, Compensation, Nominating and Governance Committee was bifurcated into two committees in the latter portion of 2003 to comply with the Sarbanes-Oxley Act of 2002: The Nominating and Governance Committee and, separately, a Bank level Compensation Committee. As described in the attached Nominating and Governance Committee's Charter, a copy of which is available on Merchants' website at www.mbvt.com, the Nominating and Governance Committee is responsible for reviewing and making recommendations regarding the compensation of Merchants' directors and executive officers, including salaries, bonuses, benefit plans, commissions, the grant of options and other forms of, or matters relating to


executive compensation. The Nominating and Governance Committee is also responsible for establishing and monitoring corporate governance guidelines, nominating board members for membership on board committees and ensuring effective recruiting of board members.

      The Committee will consider director candidates recommended by shareholders. Any submissions for director candidates may be submitted to Merchants' Chair of the Nominating and Governance Committee and sent to Merchants' Corporate Secretary and will be considered on the basis of the same consideration applied to internally-nominated candidates.

      The Committee's goal is to assemble a board of directors that brings a variety of perspectives and skills derived from business and professional experience to Merchants. Each board member should have the necessary qualifications, professional background and core competencies to discharge his/her duties as well as the ability to add something unique and valuable to the board as a whole. Each director should be able to donate sufficient time to his/her duties. Each should posses certain core competencies, including:

*	Accounting or finance background
*	Business or management experience
*	Industry knowledge
*	Customer based experience or perspective
*	Crisis response experience
*	Leadership
*	Strategic planning experience
*	Knowledge of the fundamentals of credit
*	Risk management experience

      The Nominating and Governance Committee currently consists of two independent directors,
Robert A. Skiff, Chair and Peter A. Bouyea; there is one vacancy on the Committee. No member of the Committee is an employee of Merchants or any of its subsidiaries. During 2003, four meetings of the HR, Compensation, Nominating and Corporate Governance Committee were held. The Nominating and Governance Committee will meet at least twice in 2004.

Shareholder Value Committee

The function of the Shareholder Value Committee is to consider and make recommendations to Merchants Board of Directors on proposals that affect the value of shareholders' investment in Common Stock.

      The Shareholder Value Committee currently consists of the following individuals: Raymond C. Pecor, Jr., Chair, Peter A. Bouyea, Charles A. Davis, Michael G. Furlong and Joseph L. Boutin. During 2003 three meetings of the Shareholder Value Committee were held.

Ethics and Corporate Governance

      Merchants and its subsidiary companies are governed in accordance with respective charters and Bylaws and the laws of Delaware and Vermont. The Board of Directors are ultimately responsible to the shareholders of Merchants for the well being of the enterprise. The directors have a fiduciary responsibility to act in good faith.

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      All directors who are not employees of Merchants or Merchants Bank will meet in executive session at least quarterly. All independent directors will meet in executive session at least twice a year. Merchants' independent directors met two times during 2003 in executive sessions without members of management present.

      The Audit Committee and the Nominating and Governance Committee met during 2003 in executive sessions without members of management present and each of those committees will do so at least twice during 2004. Under their charters these committees are authorized to retain and consult with external advisors, consultants and counsel.

      Comprehensive Codes of Ethics for senior officers and senior financial officers have been adopted by Merchants in addition to the Code of Ethics for all employees and directors. A confidential telephone and Internet hotline system for anonymous reporting of financial reporting complaints and concerns was established in February 2004. The Codes of Ethics are available on Merchants' website at www.mbvt.com.

      Merchants Board of Directors provides a process for its shareholders to send communications to the Board of Directors, which is described on Merchants' website at www.mbvt.com. Merchants' Principles of Governance will be made available on its website during the second quarter of 2004.

Disclosure and Certification

      Merchants practices full and timely public disclosure of material information. Merchants uses Generally Accepted Accounting Principles (GAAP) as the primary method for reporting results in its quarterly earnings releases.

      In order to provide additional transparency with respect to Merchants, detailed quarterly and annual financial information are available on its website at www.mbvt.com. The Chief Executive Officer and the Chief Financial Officer certify all quarterly and annual financial reports filed with the Securities and Exchange Commission.

Compensation of Principal Officers

      Compensation of principal officers is paid by Merchants Bank. The following table sets forth aggregate compensation paid by Merchants Bank over the past three calendar years to the most highly compensated principal officers of Merchants Bank whose salary and bonus for 2003 exceeded $100,000 ("Named Principal Officers").

Summary Compensation Table

					Long-Term Compensation

					Awards	Payouts

	Annual Compensation				Securities		All
Name and Principal					Underlying	LTIP	Other
Position	Year	Salary	Bonus		Options	Payouts	Compensation(2)

Joseph L. Boutin	2003	$199,992	$-	(1)	0	0	$18,000
President, CEO and Director of	2002	$199,992	$39,998		0	0	$18,000
Merchants and Merchants Bank	2001	$199,992	$137,100		0	0	$14,538

Michael R. Tuttle	2003	$152,006	$-	(1)	0	0	$16,159
Executive Vice President of	2002	$140,005	$28,001		0	0	$17,845
Merchants Bank	2001	$140,005	$95,970		0	0	$15,300

Thomas R. Havers	2003	$120,016	$-	(1)	0	0	$12,854
Senior Vice President of	2002	$114,907	$23,001		0	0	$17,128
Merchants Bank	2001	$110,011	$75,405		0	0	$13,168

Thomas S. Leavitt	2003	$120,016	$5,770	(1)	0	0	$13,103
Senior Vice President of	2002	$114,811	$23,001		0	0	$13,414
Merchants Bank	2001	$108,960	$34,232		0	0	$14,913

Janet P. Spitler	2003	$115,003	$-	(1)	0	0	$12,313
Chief Financial Officer and	2002	$109,819	$22,002		0	0	$16,053
Treasurer of Merchants and	2001	$ 99,814	$68,550		0	0	$11,656
Merchants Bank

Notes of Explanation:
(1) No bonuses applicable to 2003 performance were earned by any Named Principal Officer except Thomas Leavitt. Bonuses applicable to 2002 performance were determined and paid in 2003.

(2) Represents contributions made by Merchants Bank on behalf of the Named Principal Officer to the Merchants Bank 401(k) Plan.

Option Grants in Last Fiscal Year

There were no stock options granted to the Named Principal Officers in 2003.

Aggregated Option Exercises in Last Fiscal Year and Fiscal Year-End Option Values

      Merchants has granted stock options to certain key employees. The options granted vest completely after two years and are immediately exercisable upon vesting. Nonqualified stock options may be granted at any price determined by the Nominating and Governance Committee of Merchants' Board of Directors. All stock options have been granted at or above fair market value at the date of grant. The fair value of each option grant is estimated on the grant date using the Black-Scholes option-pricing model. No options have been granted since August 2001.

      The following table shows stock option exercises by the Named Principal Officers during 2003, including the aggregate value realized upon such exercise. "Value Realized Upon Exercise" represents the excess of the closing price of Common Stock on the date of exercise over the exercise price. In addition, this table includes the number of shares remaining unexercised underlying both "exercisable" (i.e. vested) and "unexercisable" (i.e. unvested) stock options as of December 31, 2003. Also, reported are the values of "in-the-money" options, which represent the positive spread between the exercise price of any such existing stock options and the year-end price of Common Stock of $30.45.

			Number of Securities
			Underlying		Value of Unexercised
	Shares		Unexercised Options		In-The-Money Options
	Acquired		At Fiscal Year End		At Fiscal Year End
	On	Value
Name	Exercise	Realized	Exercisable	Unexercisable	Exercisable	Unexercisable

Joseph L. Boutin	1,500	$13,770	114,216	0	$1,538,095	$0
Michael R. Tuttle	-	-	75,777	0	$1,020,990	$0
Thomas R. Havers	-	-	39,555	0	$ 485,276	$0
Thomas S. Leavitt	-	-	32,739	0	$ 383,377	$0
Janet P. Spitler	-	-	21,959	0	$ 256,431	$0

Retirement Benefits

Pension Plan Table
Estimated Annual Retirement Benefit for Specified Years of Credited Service

Annual Compensation	20	30	40

$ 50,000	$15,456	$23,184	$25,684
$ 75,000	$25,336	$38,004	$41,754
$100,000	$35,336	$53,004	$58,004
$125,000	$45,336	$68,004	$74,254
$150,000	$55,336	$83,004	$90,504
$175,000	$55,336	$83,004	$90,504
$200,000	$55,336	$83,004	$90,504
$225,000	$55,336	$83,004	$90,504
$250,000	$55,336	$83,004	$90,504
$275,000	$55,336	$83,004	$90,504
$300,000	$55,336	$83,004	$90,504
$325,000	$55,336	$83,004	$90,504

      The above table shows the estimated annual retirement benefits payable upon retirement to persons in a specified compensation and years of credited service classification. The assumptions are that these persons retire at age 65 during 2003, that each person's final average compensation is equal to his or her


annual compensation, provided that, if annual compensation exceeds $150,000, for illustration purposes, the final average compensation has been set equal to $150,000, and that they elect a straight life annuity form of payment. Prior to January 1995 Merchants maintained a noncontributory defined benefit plan covering all eligible employees. During 1995 the plan was curtailed. Accordingly, all accrued benefits were fully vested and no additional years of service or age will be accrued. The retirement benefits listed in the table take into consideration the Social Security offset amount which is based on the law in effect on January 1, 1994, and assumes an employee earned the annual compensation listed on the table for the calendar year 1994. The maximum annual benefit limitations as set forth in the plan and under Section 415 of the Internal Revenue Code have also been accounted for in the table.

      Mr. Havers is the only Named Principal Officer entitled to a benefit under the plan. For purposes of this table, Mr. Havers has 25 years of benefit service with Merchants. Due to the frozen status of the plan, no further years of service will accrue.

Executive Officers

The names and ages of Merchants executive officers and each executive officer's positions are listed below.

		Positions and Officers with Merchants
Name	Age	and/or Merchants Bank

Joseph L. Boutin	56	President and Chief Executive Officer of Merchants and Merchants Bank
Michael R. Tuttle	48	Executive Vice President and Chief Operating Officer of Merchants Bank
Thomas R. Havers	54	Senior Vice President of Merchants Bank, Operating and
		Administrative Division Manager
Thomas S. Leavitt	45	Senior Vice President of Merchants Bank, Sales Division Manager
Janet P. Spitler	44	Treasurer and Chief Financial Officer of Merchants and Merchants Bank
Zoe P. Erdman	47	Senior Vice President of Merchants Bank, Credit Division Manager

Each executive officer has been employed during the past five years in his or her respective position.

Report of the Nominating and Governance Committee

      The Nominating and Governance Committee represents both Merchants and Merchants Bank and consists of two independent directors who are not officers or employees of Merchants or Merchants Bank: Robert A. Skiff, Chair and Peter A. Bouyea. There is currently a vacancy on the Nominating and Governance Committee.

      The Nominating and Governance Committee's primary responsibilities are to provide independent review and oversight and promote corporate accountability for executive compensation, to adopt performance and base compensation policies for executive management and to review and approve incentive plans for executive officers. The Nominating and Governance Committee is also responsible for establishing and monitoring corporate governance guidelines, nominating board members for membership on board committees and ensuring effective recruiting of board members.

      Decisions on compensation for executive officers generally are approved by Merchants' Board of Directors based on recommendations from the Nominating and Governance Committee. Pursuant to rules of the Securities and Exchange Commission, set forth below is a report prepared by Merchants' Nominating

and Governance Committee addressing Merchants' compensation policies for 2003 as they affected Mr. Boutin and the other executive officers.

      Compensation Policies Toward Executive Officers. Merchants' compensation program for executive officers consists primarily of two elements, base salary and specific bonuses based on the achievement of defined corporate objectives. The Nominating and Governance Committee's executive compensation policies are and will be further designed to provide competitive levels of compensation that integrate pay with Merchants annual and long-term performance goals, reward above average corporate performance, recognize individual initiative and achievements, and assist Merchants in attracting and retaining qualified executives. Levels of executive compensation are set at levels that the Nominating and Governance Committee believes to be consistent with Merchants' peers.

      The Nominating and Governance Committee also endorses the position that stock ownership by management and stock-based performance compensation arrangements are beneficial in aligning management and shareholders' interests in the enhancement of shareholder value. Thus, the Committee has and will further incorporate these elements in designing the compensation packages of the Named Principal Officers.

      Relationship of Performance Under Compensation Plans. The Nominating and Governance Committee administers Merchants' compensation policy with respect to Named Principal Officers. The two key elements of this policy are base salary and the annual bonus plan.

      Each Named Principal Officer's annual performance review serves as the basis for making adjustments to base salary. Individual performance evaluations are closely tied to achievement of short-term and long-term goals and objectives, individual initiative, team-building skills, level of responsibility and above-average corporate performance. Base salary is keyed to the median of a peer group of regional commercial banks as established from time to time by the Nominating and Governance Committee.

      In addition to the base compensation, Merchants has a bonus plan to reward executive officers for accomplishing certain corporate objectives set annually by the Nominating and Governance Committee. In 2003 bonuses were paid out to executive officers for 2002 performance. No bonuses applicable to 2003 performance were earned by any Named Principal Officer except Mr. Leavitt. See "Summary Compensation Table".

      Long Term Incentive/Stock Option Plan ("Plan"). Merchants' Plan permits the Nominating and Governance Committee to grant stock options to key personnel each year. Subject to certain limits, a participating executive officer receives stock options with a "value" equal to 50% of his or her base salary. The "value" of the options to be granted will be determined using the "Black-Scholes Method". The exercise price of the options will be determined annually by Merchants' Board of Directors, and will be no less than fair market value as of the date of the grant. Contractual limits have been reached for all participating executive officers, therefore no options have been granted since August 2001.

      CEO Compensation. Mr. Boutin acts as Merchants' Chief Executive Officer pursuant to an employment agreement, dated January 1, 2003, which provides for his employment through December 31, 2006. The terms of Mr. Boutin's contract were negotiated at arms-length. Mr. Boutin's base salary is $200,000 per year through calendar year 2006. See "Employment Agreements."


      Employment Agreements. Named Principal Officers have entered into employment agreements with Merchants. These agreements specify the terms of employment and are discussed below, under the section entitled, "Employment Agreements".

Submitted by the Nominating and Governance Committee
Robert A. Skiff, Chair
Peter A. Bouyea

Employment Agreements

      Messrs. Boutin, Tuttle, Havers, Leavitt and Ms. Spitler have entered into employment agreements with Merchants Bank, each dated January 1, 2003, and each containing substantially identical terms, other than positions, duties and salaries. Mr. Boutin's agreement is with both Merchants and Merchants Bank. The employment agreements contain standard terms and conditions typically found in employment agreements for comparable executives, including those terms discussed in this paragraph. Under these employment agreements, each of these Named Principal Officers are employed for a three-year term ending on December 31, 2006, renewable thereafter for successive one-year terms, unless Merchants notifies these individuals that their employment will terminate on December 31, 2006. However, if the Named Principal Officer is terminated without "just cause" (as defined in these agreements) or the Named Principal Officer resigns for "good reason" (as defined in these agreements), in each case prior to the completion of the term of the employment agreement, Merchants has agreed to pay in one lump sum, that Named Principal Officer's salary for one year from the date of termination. Named Principal Officers are also eligible under the terms of the employment agreements to receive bonuses based upon the achievement of certain corporate objectives. Additionally, the employment agreements provide for specific grants of stock options under Merchants Stock Option Plan. Contractual limits have been reached for all participating Named Principal Officers, therefore no options have been granted since August 2001.

Related Party Transactions

      As described below under "Nominating and Governance Committee Interlocks and Insider Participation," Merchants engages in banking transactions with Merchants' directors and officers, and with its associates.

      Merchants obtained legal services during 2003, and anticipates obtaining legal services during 2004, from the firm of Sheehey Furlong & Behm P.C., of which Michael G. Furlong is a principal member. Fees paid to Mr. Furlong's firm by Merchants for services and expenses in 2003 aggregated $73 thousand. Mr. Furlong is a member of Merchants' Board of Directors and is the Chairman of Merchants Bank's Board of Directors.

      During 2003, Merchants purchased computer equipment and project management services, on a competitive basis, from SymQuest Group, Inc. valued at $168 thousand. Patrick S. Robins, who is the Chairman of the Board of SymQuest Group, Inc., is a member of Merchants' Board of Directors and the Merchants Bank's Board of Directors.

      Merchants obtained insurance during 2003 through an insurance agency ("Agency") of which Scott F. Boardman, a director of Merchants Bank, is president. Mr. Charles A. Davis, a director of Merchants, is also a director of one of the insurance companies through which the Agency obtained insurance for Merchants. In 2003, premiums paid to the Agency totaled $643 thousand, of which the insurance company associated with Mr. Davis received $495 thousand. Merchants anticipates obtaining insurance during 2004 through this insurance agency.


      In the opinion of Merchants' management, the terms of the foregoing transactions were no less favorable to Merchants than those it could have obtained from an unrelated party providing comparable premises or services.

Nominating and Governance Committee Interlocks and Insider Participation

      Some of the directors and executive officers of Merchants and Merchants Bank, as well as members of their immediate families and the companies, organizations, trusts, and other entities with which they are associated are, or during 2003 were, also customers of Merchants Bank in the ordinary course of business. Such persons may have had loans outstanding during 2003, including loans of $60,000 or more, and it is anticipated that such persons and their associates will continue to be customers of and indebted to Merchants Bank in the future. All of these loans were made in the ordinary course of business, did not involve more than normal risk of collectibility or present other unfavorable features, were made on substantially the same terms, including interest rates and collateral, as those prevailing at the same time for comparable transactions with unaffiliated persons and, where required by law, received prior approval by the Merchants Bank's Board. At December 31, 2003, such loans amounted to approximately $3.7 million (4.29% of total stockholders' equity). None of these loans to directors, executive officers, or their associates are nonperforming.

Performance Graph

      A comparison of five-year cumulative total return to Merchants' shareholders to a peer group of bank holding companies selected by Merchants, and to the NASDAQ market index is indicated below. Data is shown both in tabular format and in the following graph. The peer group of bank holding companies consists of the following: Arrow Financial Corporation (AROW); Chittenden Corporation (CHZ); Independent Bank Corp. (INDB); Tompkins Trustco, Inc (TMP); Camden National Corp (CAC) and CNB Financial Corporation (CCNE).

      Two banks which were previously in Merchants' peer group of bank holding companies have been removed from Merchants' comparison chart; Granite State Bancshares, Inc. (GSBI) was acquired by Chittenden Bank in February 2003; Banknorth Group has become a large regional bank and is no longer considered a peer of Merchants.

COMPARE FIVE YEAR CUMULATIVE TOTAL RETURN
AMONG MERCHANTS BANCSHARES, INC.
NASDAQ MARKET INDEX AND PEER GROUP INDEX

ASSUMES $100 INVESTED ON JAN. 1, 1999
ASSUMES DIVIDEND REINVESTED
FISCAL YEAR ENDING DEC. 31, 2003

	Fiscal Year Ending

Company	1998	1999	2000	2001	2002	2003

Merchants Bancshares, Inc.	$100.00	$ 87.57	$102.59	$160.70	$156.81	$220.66
Peer Group Index	$100.00	$ 88.97	$ 91.58	$128.33	$137.22	$172.24
Russell 2000 Index	$100.00	$119.59	$114.43	$115.60	$ 90.65	$131.78
NASDAQ Bank Index	$100.00	$ 94.18	$105.44	$115.03	$117.06	$149.99


Security Ownership of Certain Beneficial Owners and Management

      The following table sets forth information regarding the ownership of Common Stock as of March 3, 2004, the record date for the annual meeting, by each of Merchants directors and executive officers, including the Named Principal Officers and Merchants directors and executive officers as a group.

		Amount and Nature of
Name		Beneficial Ownership(1)		Percent of Class

Scott F. Boardman	(c)	1,162	(2)	*
Joseph L. Boutin	(a)(d)	722,457	(3)	12%
Peter A. Bouyea	(a)	87,767	(5)	1%
Charles A. Davis	(b)	417,298	(4)	7%
Jeffrey L. Davis	(a)	37,223	(5)(9)	1%
Zoe P. Erdman	(e)	17,780	(10)	*
Michael G. Furlong	(a)	6,902	(5)	*
Thomas R. Havers	(d)	86,669	(6)	1%
Lorilee A. Lawton	(a)	13,155		*
Thomas S. Leavitt	(d)	44,790	(11)	1%
Raymond C. Pecor, Jr.	(a)	233,193	(5)(12)	4%
Patrick S. Robins	(a)	55,591	(5)	1%
Robert A. Skiff, Ph.D.	(a)	2,969	(5)	*
Janet P. Spitler	(d)	209,484	(7)	3%
Michael R. Tuttle	(d)	629,960	(8)	10%
Carole A. Ziter	(c)	8,874		*

Directors and Executive
Officers as a Group		2,041,389	(13)	33%

___________________
*	Shareholdings represent less than 1.0% of class
(a)	Designates Director of Merchants and Merchants Bank
(b)	Designates Director of Merchants only
(c)	Designates Director of Merchants Bank only, shares included in the table for completeness
(d)	Designates Named Principal Officer
(e)	Designates Executive Officer of Merchants Bank

NOTES:
(1)

In accordance with Rule 13d-3 under the Securities Exchange Act of 1934, shares of Common Stock are shown as beneficially owned if the person named in the table has or shares the power to vote or direct the voting of, or the power to dispose or to direct the disposition of, those shares.

(2)	Includes 1,152 shares owned by Mr. Boardman's spouse.
(3)

Includes 533,885 shares held by the General Educational Fund, Inc., of which Mr. Boutin is a trustee. As a trustee of the fund, Mr. Boutin may be deemed to beneficially own all shares held by the fund because he shares the power to vote and dispose of the shares with the other trustees of the fund. Also includes 102,716 shares that Mr. Boutin may acquire pursuant to the exercise of certain vested stock options.

(4)

Includes 4,184 shares held in trust for Mr. C. Davis' two dependent sons, 5,860 shares held directly by Mr. C. Davis' two dependent sons, 15,787 shares held by Mr. C. Davis as trustee of the Charles and Marna Davis Foundation and 14,664 shares owned by Mr. C. Davis' spouse.

(footnotes continued on following page)


(5)

Does not include shares which Messrs. J. Davis, Bouyea, Furlong, Pecor, Robins and Skiff have the right to receive on a deferred basis. The shares will be issued to participants pursuant to agreements made by Merchants in connection with the termination of Merchants' former deferred compensation plan for directors in December 1995. See Note 7 with respect to the voting of these shares.

(6)

Does not include shares that Mr. Havers has the right to receive on a deferred basis. These shares will be issued to Mr. Havers pursuant to agreements made by Merchants in connection with the termination of Merchants Bank's Executive Salary Continuation Plan in December 1995. See Note 7 with respect to the voting of these stocks. Includes 39,555 shares that Mr. Havers may acquire pursuant to the exercise of certain vested stock options.

(7)

Includes 180,358 shares held in various trusts related to the Merchants' former Deferred Compensation Plan for Directors and the Executive Salary Continuation Plan, both of which were terminated in December 1995. Ms. Spitler has the power to vote these shares on behalf of Merchants and Merchants Bank. Also includes 21,959 shares that Ms. Spitler may acquire pursuant to the exercise of certain vested stock options.

(8)

Includes 533,885 shares held by the General Educational Fund, Inc., of which Mr. Tuttle is a trustee. As a trustee of the fund, Mr. Tuttle may be deemed to beneficially own all of the fund's shares because he shares the power to vote and dispose of the shares with the other trustees of the fund. Also includes 68,277 shares that Mr. Tuttle may acquire pursuant to the exercise of certain vested stock options.

(9)	Includes 5,325 shares held in trust for Mr. J. Davis' minor children, 421 shares held directly by Mr. J. Davis' minor children and 1,260 shares held directly by Mr. J. Davis' spouse.
(10)	Includes 14,425 shares, which Ms. Erdman may acquire pursuant to the exercise of certain vested stock options.
(11)	Includes 32,739 shares that Mr. Leavitt may acquire pursuant to the exercise of certain vested stock options.
(12)	Includes 15,000 shares held in the Pecor Family Foundation.
(13)

Includes 533,885 shares held by the General Educational Fund, Inc., of which Messrs. Boutin and Tuttle are trustees. See Notes 3 and 8 above. Includes 180,358 shares held in various trusts related to Merchants Bank's former Deferred Compensation Plan for Directors and the Executive Salary Continuation Plan, both of which were terminated in December 1995; and 279,671 shares which executive officers may acquire pursuant to the exercise of certain vested stock options.

___________________

Compliance with Section 16(a) of the Securities Exchange Act of 1934

      Section 16(a) of the Securities Exchange Act of 1934 requires Merchants executive officers, directors, and 10% shareholders to file reports of ownership (Form 3) and changes of ownership (Form 4) with respect to Common Stock with the Securities and Exchange Commission. Executive officers, directors and 10% shareholders are required to furnish Merchants with copies of all Section 16(a) forms they file. Based upon a review of the filings for 2003 furnished to Merchants, all Section 16(a) filings were made on a timely basis with the exception of non-employee directors who participate in Merchants Bancshares, Inc. 1996 Compensation Plan for Non-Employee Directors. Forms 4 to report grants to these directors were not filed during 2003. All such grants were reported on Forms 5. Forms 4 will be filed for these grants during 2004.

Relationship with Independent Public Accountants

      Merchants' Audit Committee has selected the firm of KPMG LLP independent public accountants as Merchants' auditors for 2004. Merchants has been advised by KPMG LLP that neither it nor any of its members or associates has any relationship with Merchants or Merchants Bank, other than as independent auditors.


      Representatives of KPMG LLP will be present at the annual meeting, will have an opportunity to make any statement that they may desire to make, and will be available to answer appropriate questions from shareholders.

Report of the Audit Committee 1

The Audit Committee has reviewed and discussed Merchants' audited financial statements for the fiscal year ended December 31, 2003, with Merchants' management.

The Audit Committee has discussed with KPMG LLP the matters required to be discussed by SAS 61 (Codification of Statements on Auditing Standards, AU Section 380).

      The Audit Committee has received the written disclosures and the letter required from KPMG LLP by Independence Standards Board Standard No. 1 "Independence Discussions with Audit Committees" and has discussed with KPMG LLP their independence.

      The following table presents fees for professional audit services rendered by KPMG LLP for the audit of Merchants' annual consolidated financial statements for the fiscal years ended December 31, 2003 and 2002 and fees billed for other services provided by KPMG LLP during 2003 and 2002.

		2003	2002

	Audit fees	$144,000	$143,250
	Audit related fees (1)	$ 5,500	$ 5,500

	Audit and audit related fees	$149,500	$148,750
	Tax fees (2)	$ 42,475	$ 14,730
	All other fees	$ 4,750	$ 0

	Total fees	$196,725	$163,480

(1)

Audit related fees consisted of fees for an audit of Merchants' collateral maintenance levels as required by the Federal Home Loan Bank of Boston and the issuance of an attestation report related to Merchants' compliance with the minimum servicing standards set forth in the Mortgage Bankers Association of America's Uniform Single Attestation Program for Mortgage Bankers.

(2)	Tax fees consisted of fees for tax consultation and tax compliance services.

KPMG LLP did not render any professional services to Merchants in connection with the design or implementation of financial information systems during the year ended December 31, 2003.

The Audit Committee has considered whether, and has determined that, the provision of the services described above is compatible with maintaining KPMG LLP's independence.

Based on the review and discussions with management and KPMG LLP described above, the Audit Committee recommended to the Board of Directors that the audited financial statements be included in

___________________
(1)

This report shall not be incorporated by reference into any of Merchants' previous filings with the Securities and Exchange Commission ("SEC") and shall not be deemed incorporated by reference into any of Merchants' future SEC filings irrespective of any general incorporation language therein.

Merchants Annual Report on Form 10-K for the fiscal year ended December 31, 2003 and for filing with the Securities and Exchange Commission.

Submitted by the Audit Committee
Peter A. Bouyea, Chair
Jeffrey L. Davis
Lorilee A. Lawton

Other Matters

      Merchants knows of no additional matters which are likely to be presented for action at the annual meeting other than the proposal specifically set forth in the Notice and referred to in this Proxy Statement. If any other matter properly comes before the annual meeting for action, it is intended that the persons named in the accompanying proxy and acting under that proxy will vote or refrain from voting in accordance with their best judgment pursuant to the discretionary authority conferred by the proxy.

Submission of Shareholder Proposals for 2004 Annual Meeting

      Shareholders who desire to submit proposals for the consideration of Merchants' shareholders at its annual meeting of shareholders in 2005, scheduled to be held on or about Tuesday, April 26, 2005, will be required, pursuant to a rule of the Securities and Exchange Commission, to deliver any proposal to Merchants on or prior to December 1, 2004. Please forward any shareholder proposals to the Corporate Secretary of Merchants at the address indicated below.

Annual Report

      A copy of Merchants' Annual Report on Form 10-K for the year ended December 31, 2003, which includes audited financial statements, has been mailed to all shareholders with this Proxy Statement and has been filed with the Securities and Exchange Commission. The Annual Report is not to be regarded as proxy soliciting material. Additional copies of the Annual Report may be obtained by shareholders without charge on written request to the Corporate Secretary of Merchants at the address indicated below. Annual Reports may also be obtained from our webpage at www.mbvt.com.

Annual Disclosure Statement

      Pursuant to 12 CFR 350 of the rules and regulations of the Federal Deposit Insurance Corporation, a copy of Merchants Bank's Annual Disclosure Statement may be obtained without charge by contacting the person indicated below. The Annual Disclosure Statement presents Merchants Bank's financial condition and results of operations for the fiscal years ended 2002 and 2003.

Merchants Bank
Andrew T. Kloeckner, AVP & Compliance Officer
275 Kennedy Drive
South Burlington, VT 05403
Telephone (802) 658-3400

By Order of the Board of Directors,

Rosemary Walker
275 Kennedy Drive	Corporate Secretary
South Burlington, VT 05403	Merchants Bancshares, Inc.

APPENDIX A

MERCHANTS BANCSHARES, INC.
AND SUBSIDIARIES

AUDIT COMMITTEE CHARTER

PURPOSE
*

The primary function of the Audit Committee as delegated by the Board of Directors is to promote quality and reliable financial reporting and adequate and effective internal controls for Merchants Bancshares, Inc., and its subsidiaries, including Merchants Bank and its subsidiary Merchants Trust Company (collectively "Merchants"). It promotes the adequacy, independence and objectivity of the internal and external audit and loan review functions and the effective identification and management of risks throughout the organization. The Audit Committee is to assist the Board in overseeing the integrity of Merchants' financial statements, Merchants' compliance with legal and regulatory requirements, the external auditors' qualifications and independence, and the performance of Merchants' internal audit function and external auditors. In doing so, it is the goal of the Audit Committee to maintain free and open communication among the Audit Committee, external auditors, and management of Merchants.

AUTHORITY
*	The Audit Committee has full authority to engage the resources necessary to fulfill its oversight responsibilities, including but not limited to:
	-	Requests of regular and special audit/loan review work from internal and external auditors or other external resources.
	-	Requests of all necessary resources and information from management in the performance of its responsibilities.
	-	Employment of independent accounting, legal and consulting services at its discretion without prior consultation with the Board of Directors or management.
*

The Audit Committee will be entitled to rely on advice, information, opinions, reports, or statements, including financial statements and other financial data, provided or prepared by officers or employees of Merchants or outside advisors or consultants.

*	The Audit Committee will receive appropriate funding, as it determines, from Merchants for payment of compensation to outside advisors or consultants.

RESPONSIBILITIES AND ACTIVITIES
General:
*	Discuss any significant disagreements between management and either the internal or external auditors and any scope limitations and/or lack of cooperation by management.
*	Provide open avenues of communication between the internal and external auditors and the Audit Committee.
*	Report Audit Committee activities, observations and recommendations periodically to the Board of Directors via meeting minutes or other means as appropriate.

Financial Reporting/Internal Controls:
*	Review and discuss with management and the external auditors the content of the audited and unaudited financial statements, including:
	-	the effect and quality of significant accounting principles applied and related changes including any disagreements with management over the application of accounting principles;


	-	selection of and changes in significant accounting policies;
	-	the methods used to account for significant unusual transactions;
	-	the process used by management in formulating particularly sensitive accounting estimates and the bases for the auditor's conclusions regarding the reasonableness of those estimates;
	-	significant financial variations from the prior year and from the budget;
	-	significant accounting and reporting issues and underlying judgment calls;
	-	the nature and bases of significant accruals, reserves and other estimates disclosed in the financial statements;
	-	public disclosures;
	-	unrecorded audit adjustments;
	-	the appropriateness of management's discussion and analysis of operations in SEC filings and consistency with the financial statements.
*

Review with the external auditors, and management as necessary, interim financial statements, including the quality of Merchants' accounting principles and unrecorded adjustments, before Form 10-Q filings.

*	Review with the external auditors and management the business and financial reporting risks and/or control process deficiencies giving risk to any recorded or unrecorded adjustments.
*

Review with management and the external auditors, as necessary, policies, procedures and practices affecting financial reporting and internal controls. Include consideration of SEC Staff Accounting Bulletin No. 99, Materiality, which reiterates that exclusive reliance on quantitative benchmarks to assess materiality in preparing financial statements and performing audits of those financial statements is inappropriate. Materiality cannot be reduced to numerical formula. Qualitative factors may cause misstatements of quantitatively small amounts to be material. Considerations include changes in trends, compliance with regulatory and contractual requirements, concealment of unlawful activity, etc.

*

Review with management and the external auditors the implications of SEC Staff Accounting Bulletins, the control processes in place to comply with their requirements, and the audit approach used by the external auditors to test these control processes.

*

Review with management and the external auditors the basis for the reports issued in accordance with Section 112 of the Federal Deposit Insurance Corporation Improvement Act of 1991 (FDICIA) and the resulting assessments of the adequacy of internal controls and compliance with laws and regulations.

*

Review with management and the internal and external auditors the effectiveness of the Merchants' internal control structure, including any significant control deficiencies identified from audit/loan review/risk management assessments.

*

The Audit Committee will meet separately with the external auditors to discuss the results of its audit work and the matters required to be discussed by Statement on Auditing Standards No. 61 relating to the conduct of the audit, including: any problems or difficulties encountered in the course of the audit work and management's response thereto; any restrictions on the scope of activities or access to requested information; and the nature and resolution of any significant disagreements with management.

*

The Audit Committee will discuss with management the type and presentation of information to be included in Merchants' earnings press releases, including the use of "pro forma" or "adjusted" non-GAAP information, as well as any financial information and earnings guidance provided to analysts and rating agencies.

*

The Audit Committee will review each report of the external auditors delivered to the Audit Committee pursuant to Section 10A(k) under the Exchange Act, concerning: (a) all critical accounting policies and practices to be used; (b) all alternative treatments of financial information within generally accepted accounting principles that have been discussed with management, ramifications of the use of such alternative disclosures and treatments (including their effect on Merchants' financial statements), and the treatment preferred by the external auditors; and (c) other material written communications


between the external auditors and management, such as any management letter or schedule of unadjusted differences.
*

The Audit Committee will review the disclosures made by officers of Merchants in the certifications required to be filed (a) as part of Merchants' annual reports on Form 10-K and quarterly reports on Form 10-Q regarding any significant deficiencies in the design or operation of internal controls or material weaknesses therein and any fraud involving management or other employees who have a significant role in Merchants' internal controls and (b) pursuant to Section 302 of the Sarbanes-Oxley Act of 2002, regarding the absence of misleading statements in Merchants' periodic reports and the fair presentation in such reports of Merchants' financial statements and results of operations.

*

The Audit Committee will discuss with management and the external auditors any correspondence or other communication from or with any governmental agency or regulatory authority that raises any material issue concerning Merchants' financial statements, accounting policies, or related matters.

*	Recommend to the Board of Directors that the audited financial statements be included in the annual report on Form 10-K or 10-KSB.
*	Include a report in the annual Proxy Statement stating certain matters required by SEC rules.

Risk Management/Other:
*	Review with internal auditors quarterly activities related to audit/loan review/risk management, including work performed and findings and recommendations.
*	As part of risk management oversight responsibilities, review annually, or as necessary, with Merchants' Compliance, Security and Insurance Officers:
-

The adequacy of Merchants' processes for compliance with laws, rules and regulations; compliance with Merchants' Code of Ethics and Business Conduct; the Community Reinvestment Act program; and significant regulatory compliance matters.

	-	Significant security matters, including those concerning employee dishonesty and external fraud.
	-	The adequacy of Merchants' bonding and casualty insurance coverages.

Internal and External Auditor Oversight:
*	Review and approve annual internal audit/loan review/risk management plans, including contracts with external firms.
*

The Audit Committee must have a clear understanding with management and the external auditors that the external auditors are ultimately accountable to the Audit Committee, as representative of Merchants' stockholders, and as such the external auditors must report directly to the Audit Committee.

*

The Audit Committee will have the sole authority to appoint, retain, compensate, evaluate, terminate, and replace the external auditors. The Audit Committee may receive input from the management of Merchants on these matters but will not delegate these responsibilities.

*

The Audit Committee will be responsible for the oversight of the external auditors, including the resolution of any disagreements between management and the external auditors regarding financial reporting or other matters.

*

Review and approve annual external auditor engagement plans, scopes and fees. The Audit Committee is to approve all fees and terms related to the annual independent audit and subsequent variations thereof, as well as all permissible non-audit engagements of the external auditors. The Audit Committee will pre-approve all audit and permissible non-audit services to be performed for Merchants by the external auditors, giving effect to the "de minimis" exception for non-audit services set forth in Section 10A(a)(i)(1)(B) of the Exchange Act. On an annual basis, the Audit Committee will consider whether the provision of non-audit services by the external auditors, on an overall basis, is compatible with maintaining the external auditor's independence from management. The ultimate accountability of the outside auditor is to the Board of Directors and Audit Committee. Recommend the retention of the external auditors to the Board of Directors.


*

Receive written disclosures at least annually from the external auditors regarding all relationships between the auditor and its related entities that in the auditor's professional judgment may reasonably be thought to bear on independence and confirm in its professional judgment that it is independent of Merchants within the meaning of the Securities Acts. *

*	Discuss the external auditor's independence with the external auditor at least annually. *
*

The Audit Committee will review and evaluate the lead partner of the external auditors and will ensure the occurrence of any legally required rotation of lead and concurring partners and any other partners required to be rotated. The Audit Committee may also consider whether, to assure continuing auditor independence, it would be advisable to regularly rotate the external auditors itself. The Audit Committee will present its conclusions with respect to the external auditors to the full Board.

*

The Audit Committee will recommend to the Board a policy concerning Merchants' hiring of employees or former employees of the external auditors in accordance with the applicable rules of the SEC to ensure that the external auditors are independent. Specifically, prior to the hiring of any member of the audit engagement team assigned to Merchants in any financial reporting oversight role of Merchants, the Audit Committee will ensure that one year has passed since completion of the last audit performed by such team subsequent to the audit in which such member participated.

*

The Audit Committee will also obtain from the external auditors assurance concerning Section 10A(b) of the Exchange Act. This Section is regarding the independent auditor's responsibilities upon detection or otherwise becoming aware of information indicating that an illegal act (whether or not perceived to have a material effect on the financial statements of Merchants) has or may have occurred, has not been implicated.

*

The Audit Committee will review the performance and qualifications of the external auditors, and in so doing, take into account the opinions of management and the internal auditor. The Audit Committee will report to the Board its conclusions with respect to the external auditors.

*

Review and approve the appointment and remuneration of the Audit/Risk Management Director and department staffing levels. review with the Audit/Risk Management Director the adequacy of department staffing levels.

Other Activities
*

The Audit Committee may, at its discretion, request management, the external auditors, or other persons with specific competence, including outside counsel and other outside advisors, to undertake special projects or investigations which it deems necessary to fulfill its responsibilities, especially when potential conflicts of interest with management may be apparent.

*	The Audit Committee will be informed by senior financial management of the rationale for securing audits or second opinions from accounting firms other than the Company's independent auditor.
*	The Audit Committee will annually review the Audit Committee's own performance.
*

The Audit Committee will establish, or determine that there have been established, procedures for the receipt, retention, and treatment of complaints from Company employees regarding accounting, internal accounting controls, or auditing matters, and the confidential, anonymous submission by Merchants employees of concerns regarding questionable accounting or auditing matters and shall monitor ongoing compliance with these procedures.

The Audit Committee will obtain reports from management, the internal auditor, and the external auditors that Merchants is in conformity with applicable legal requirements and Merchants' Code of Ethics and Business Conduct and Ethics.

The Audit Committee will review such other reports, adopt such other policies, and implement such other procedures as shall be necessary to comply with the rules and regulations that may, from time to time, be established by NASDAQ or the SEC.

___________________
(* = Required of independent auditors under Independence Standards Board (ISB) No. 1.)

MEETINGS
*	Meetings will be held quarterly or as necessary. Executive sessions will be held as needed.
*

The Audit Committee will meet in separate sessions with representatives of management, the internal auditor, and the external auditors. The Audit Committee may request any officer or employee of Merchants or the Merchants' outside counsel or external auditors to attend a meeting of the Audit Committee or to meet with any members of, or any advisor or consultant to, the Committee.

MEMBERSHIP
*

The Audit Committee will be comprised of a minimum of three and a maximum of five independent Directors who are not members of management and who are "independent" of Merchants and are otherwise qualified to serve as members of the Audit Committee in accordance with the rules and regulations of the SEC and NASDAQ. Audit Committee members will have no relationship to Merchants that may interfere with the exercise of their independence from management and Merchants, as described in the Federal Deposit Insurance Corporation Improvement Act of 1991 (FDICIA).

*	All members of the Audit Committee must be able to read and understand fundamental financial statements.
*

At least one member of the Audit Committee must be an "audit committee financial expert" as that term is defined in Rule 407 under the Securities Exchange Act of 1934, as amended from time to time (the "Exchange Act").1

*

No Audit Committee member may serve simultaneously on the audit committees of more than three public companies (including Merchants) unless the Board first has determined that such simultaneous service would not impair the ability of such member to serve on the Audit Committee and Merchants discloses such determination in its annual Proxy Statement.

*

The Chairman and other members of the Audit Committee are appointed by the Chairman of the Board and ratified by the Board of Directors. Changes in membership may be made at any time at the discretion of the Chairman of the Board in consultation with the Chairman of the Audit Committee.

*

The Board of Directors will review Audit Committee membership at least annually to determine if members continue to be independent and otherwise qualified to serve as members of the Audit Committee in accordance with the rules and regulations of the SEC, NASDAQ and the FDIC Improvement Act. Disclosure is to be made in the Proxy Statement if a director is determined not to be independent under NASDAQ rules.

*	The members of the Audit Committee will not receive any compensation from Merchants other than director fees. Such director fees may be greater than those paid to the other directors of Merchants.

CHARTER
*	The adequacy of this charter will be reviewed and reassessed by the Audit Committee annually and approved by the Board of Directors.
*	The SEC requires that the Audit Committee Charter be published every three years in the annual meeting Proxy Statement.
*

Merchants will make the Audit Committee Charter available on its website at www.mbvt.com. Merchants will disclose such availability in its annual report on Form 10-K and also will disclose therein that it will provide a printed copy of the Audit Committee Charter without charge to any Merchants stockholder who requests it.

___________________
(1)	Merchants will make every effort to engage a financial expert prior to filing its annual report for the fiscal year ending on December 31, 2003 or as soon as possible thereafter.

APPENDIX B

MERCHANTS BANCSHARES, INC.

NOMINATING AND GOVERNANCE COMMITTEE CHARTER

STAFFING

The Nominating and Governance Committee shall be comprised of up to four (4) directors, all of whom are independent. All members and the Chair shall be nominated by the Executive Committee and approved by the Board for terms of three (3) years. The Committee shall receive staff assistance from Merchants officers as required.

MEMBERS
Robert A. Skiff, Chair
Peter A. Bouyea
(Vacant)

MEETING SCHEDULE
As necessary, but at least semi-annually

PURPOSE AND RESPONSIBILITIES
There shall be a Nominating and Governance Committee of the Board of Directors of Merchants Bancshares, Inc. The purposes and responsibilities are:

Executive
* provide independent review and oversight and promote corporate accountability for executive compensation;
* adopt performance and base compensation policies for executive management;
* review and approve incentive plans for executive officers;
*

develop an understanding of the competitive cost of needed executive talent and a knowledge of how the principal elements of executive pay (i.e. cash, short-term bonuses and long-term incentives) relate to executive performance;

* review and advise the Board on executive performance objectives and compensation and incentive policies and practices;
* evaluate the performance of the CEO and make recommendations to the Board on his/her total compensation;
* review the CEO's recommendations on the performance and compensation of executive officers, and make recommendations to the Board;
* oversee the administration and performance of executive compensation plans;

General
* review this Charter annually and report to the Board on any recommendations for changes;
* employ independent consultants, when required, to enable the Committee to further its purposes;
* establish and monitor corporate governance guidelines;

Board
* review at least annually the standards to be applied by the Board in making determinations as to whether a director satisfies the applicable independence requirements;

*	lead the board in its annual review of the board's performance;
*	ensure effective recruiting of nominees for membership on the Boards of Directors and its affiliate boards and submit said nominees to the Board for approval;
*	nominate board members for membership on other board committees as required;
*	coordinate the staffing and organization of the Board of Directors and its committee as well as recommend the assignment of board responsibilities to board committees;
*	approve candidate specifications and profiles for board membership, and recommend nominees to the Board;
*	consider nominees proposed by shareholders;
*	consult with the Board Chair on the structure and composition of board committees and on the recruitment of nominees for membership on boards of directors and affiliated boards;
*	review the compensation plans for directors bi-annually using peer group data to determine the appropriate compensation level for the ensuing two-year period.

ANNUAL MEETING OF SHAREHOLDERS OF

MERCHANTS BANCSHARES, INC.

April 27, 2004

Please date, sign and mail
your proxy card in the
envelope provided as soon
as possible.

Please detach and mail in the envelope provided.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE ELECTION OF DIRECTORS.
PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE. PLEASE MARK
YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE [x]

1. Election of Directors			2.	To transact any other business which may
properly come before the meeting or any
		NOMINEES		adjournment or postponement thereof.
[ ]	FOR ALL NOMINEES	O Raymond C. Pecor, Jr.
[ ]	WITHHOLD AUTHORITY	O Patrick S. Robins	Mark box below at the left if there is an address
	FOR ALL NOMINEES	O Jeffrey L. Davis	change and write comments on the reverse side of
[ ]	FOR ALL EXCEPT	O Bruce M. Lisman	this card.
(See instructions below)

INSTRUCTION: To withhold authority to vote for any
individual nominee(s), mark "FOR ALL EXCEPT" and fill in
the circle next to each nominee you wish to withhold, as shown here:

To change the address on your account, please check the box at right and indicate your new address in the address space above.
Please note that changes to the registered name(s) on the account may not be submitted via this method. [ ]

Signature of Shareholder ______________________________________________________Date: ________________
Signature of Shareholder ______________________________________________________Date: ________________
Note:

This proxy must be signed exactly as the name(s) appear(s) hereon. When shares are held jointly, each holder must sign in order to have a valid proxy vote. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by authorized person.


MERCHANTS BANCSHARES, INC.

Proxy Solicited by the Board of Directors for
2003 Annual Meeting of Shareholders on April 27, 2004

The undersigned hereby appoints Andrew T. Kloeckner and John T. Booth, Jr., and each of them, proxies, with full power of substitution, to vote at the 2003 Annual Meeting of Shareholders of MERCHANTS BANCSHARES, INC. to be held on April 27, 2004 (including adjournments or postponements thereof), with all powers the undersigned would possess if personally present, as specified on the reverse side of this ballot, on the election of directors and in accordance with their discretion, on any other business that may come before the meeting, and revokes all proxies previously given by the undersigned with respect to shares covered hereby.

This proxy, when properly executed, will be voted in the manner directed herein by the shareholder. If no contrary specification is made, this proxy will be properly voted FOR the election of the nominees of the Board of Directors and upon such other business as may come before the meeting in the appointed proxies' discretion.

PLEASE VOTE, DATE AND SIGN ON REVERSE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE.

Please sign exactly as your name(s) appear(s) hereon and return in the enclosed envelope, whether or not you expect to attend the meeting. You may, nevertheless, vote in person if you do attend.

NOTE: This proxy must be signed exactly as the name(s) appear(s) hereon. When shares are held jointly, each holder must sign in order to have a valid proxy vote. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by authorized person.

The undersigned hereby acknowledges receipt of a copy of the accompanying Notice of Annual Meeting of Shareholders and related Proxy Statement.

COMMENTS:

ANNUAL MEETING OF SHAREHOLDERS OF

MERCHANTS BANCSHARES, INC.

April 27, 2004

401(k)

Please date, sign and mail
your proxy card in the
envelope provided as soon
as possible.

Please detach and mail in the envelope provided.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE ELECTION OF DIRECTORS.
PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE. PLEASE MARK
YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE [x]

1. Election of Directors			2.	To transact any other business which may
properly come before the meeting or any
		NOMINEES		adjournment or postponement thereof.
[ ]	FOR ALL NOMINEES	O Raymond C. Pecor, Jr.
[ ]	WITHHOLD AUTHORITY	O Patrick S. Robins	Mark box below at the left if there is an address
	FOR ALL NOMINEES	O Jeffrey L. Davis	change and write comments on the reverse side of
[ ]	FOR ALL EXCEPT	O Bruce M. Lisman	this card.
(See instructions below)

INSTRUCTION: To withhold authority to vote for any
individual nominee(s), mark "FOR ALL EXCEPT" and fill in
the circle next to each nominee you wish to withhold, as shown here:

To change the address on your account, please check the box at right and indicate your new address in the address space above.
Please note that changes to the registered name(s) on the account may not be submitted via this method. [ ]

Signature of Shareholder ______________________________________________________Date: ________________
Signature of Shareholder ______________________________________________________Date: ________________
Note:

This proxy must be signed exactly as the name(s) appear(s) hereon. When shares are held jointly, each holder must sign in order to have a valid proxy vote. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by authorized person.


MERCHANTS BANCSHARES, INC.

Proxy Solicited by the Board of Directors for
2003 Annual Meeting of Shareholders on April 27, 2004

The undersigned hereby appoints Andrew T. Kloeckner and John T. Booth, Jr., and each of them, proxies, with full power of substitution, to vote at the 2003 Annual Meeting of Shareholders of MERCHANTS BANCSHARES, INC. to be held on April 27, 2004 (including adjournments or postponements thereof), with all powers the undersigned would possess if personally present, as specified on the reverse side of this ballot, on the election of directors and in accordance with their discretion, on any other business that may come before the meeting, and revokes all proxies previously given by the undersigned with respect to shares covered hereby.

This proxy, when properly executed, will be voted in the manner directed herein by the shareholder. If no contrary specification is made, this proxy will be properly voted FOR the election of the nominees of the Board of Directors and upon such other business as may come before the meeting in the appointed proxies' discretion.

PLEASE VOTE, DATE AND SIGN ON REVERSE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE.

Please sign exactly as your name(s) appear(s) hereon and return in the enclosed envelope. whether or not you expect to attend the meeting. You may, nevertheless, vote in person if you do attend.

NOTE: This proxy must be signed exactly as the name(s) appear(s) hereon. When shares are held jointly, each holder must sign in order to have a valid proxy vote. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by authorized person.

The undersigned hereby acknowledges receipt of a copy of the accompanying Notice of Annual Meeting of Shareholders and related Proxy Statement.

COMMENTS:
